CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE GOVERNMENT MONEY MARKET FUND
Servicing Class (CNIXX)
Class N (CNGXX)
Class S (CNFXX)

Supplement dated April 23, 2024, to the Summary Prospectus dated January 29, 2024

The section titled “Portfolio Managers” on page 5 of the Summary Prospectus is replaced in its entirety with the following

PORTFOLIO MANAGERS

Charles Luke, Chief Investment Officer of the Adviser, and Michael Taila, Managing Director and Senior Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Government Money Fund since 2021.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SM-002-2500